UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2003

RYDER SYSTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-4364	59-0739250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 NW 82nd Avenue, Miami, Florida (Address of Principal Executive Offices)	33166 (Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

Item 5.	Other Events

Ryder System, Inc. announced today that its Board of Directors has authorized a two-year share repurchase program. A copy of the press release is attached hereto as exhibit 99.1.

Item 7(c).	Exhibits

Exhibit 99.1	Press Release issued by Ryder System, Inc. on October 2, 2003 announcing the adoption of a two-year share repurchase program.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)

Date: October 2, 2003	/s/ Tracy A. Leinbach

Tracy A. Leinbach Executive Vice President and Chief Financial Officer

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